As filed with the U.S. Securities and Exchange Commission on March 10, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22562

Investment Company Act file number

Barings Global Short Duration High Yield Fund

(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC)

251 Little Falls Drive

Wilmington, DE 19808

United States

(Name and address of agent for service)

704-805-7200

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(b) Not applicable for this Registrant

Item 1. Reports to Stockholders.

Barings Global Short Duration High Yield Fund

c/o Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

704.805.7200

http://www.Barings.com/bgh

ADVISER

Barings LLC

300 S Tryon St.

Suite 2500

Charlotte, NC 28202

SUB-ADVISOR

Baring International Investment Limited

20 Old Bailey

London EC4M 78F UK

COUNSEL TO THE FUND

Dechert LLP

Three Bryant Park

1095 Avenue of the Americas

New York, NY, 10036-6797

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

CUSTODIAN

US Bank

MK-WI-S302

1555 N. River Center Drive

Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR

U.S. Bancorp Fund Services, LLC, d/b/a

U.S. Bank Global Fund Services

615 E. Michigan St.

Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING

U.S. Bancorp Fund Services, LLC, d/b/a

U.S. Bank Global Fund Services

615 E. Michigan St.

Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Fund’s website at http://www.barings.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-PORT PART F

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. This information is available (1) on the SEC’s website at http://www.sec.gov; and (2) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Fund’s website at http://www.barings.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

CERTIFICATIONS

The Fund’s President has submitted to the NYSE the annual CEO Certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

LEGAL MATTERS

The Fund has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Fund. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Under the Fund’s Bylaws, any claims asserted against or on behalf of the Fund, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Fund’s registration statement and this shareholder report are not contracts between the Fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Global Short Duration High Yield Fund 2021 Annual Report

OFFICERS OF THE FUND

Sean Feeley

President

Elizabeth Murray

Chief Financial Officer

Christopher Hanscom

Treasurer

Scott Roth

Vice President

Michael Cowart

Chief Compliance Officer

Jill Dinerman

Vice President/Chief Legal Officer

Ashlee Steinnerd

Secretary

Alexandra Pacini

Assistant Secretary

Barings Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended, as a de facto diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund seeks to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Barings Global Short Duration High Yield Fund 2021 Annual Report

Dear Fellow Shareholders,

We present the 2021 Annual Report for the Barings Global Short Duration High Yield Fund (the “Fund”) to recap portfolio performance and positioning. We believe our Global High Yield Investments Group is one of the largest teams in the market primarily focused on North American and Western European credit. Utilizing the Group’s unparalleled expertise, deep resources and time-tested process, we believe we can provide investors with an attractive level of current income while navigating the challenging times that may still lie ahead and continuing to uncover compelling opportunities across the global high yield market.

The Fund’s strategy focuses primarily on North American and Western European high yield companies, with the flexibility to dynamically shift the geographic weighting in order to capture, in our opinion, the best risk-adjusted investment opportunities. In the coming months and quarters, as the economic recovery may vary across different countries and regions, Barings’ global capabilities on the ground in major markets allow for us to be nimble in these times and take advantage of unique opportunities as they arise. In addition, the strategy focuses closely on limiting the duration of the Fund, while maintaining what we consider to be a reasonable amount of leverage.

Market Review

Global high yield credit markets experienced healthy performance for the full year 2021 as investor sentiment improved with a backdrop of increasing economic activity as social distancing measures eased. By the start of the year, average trading prices had largely recovered from the drawdown at the onset of the global pandemic, although performance for the markets remained positive through the first half of the year. There was some modest weakness in the back half of the year, and in particular in November, as the prospects of higher interest rates and a temporary decline in oil prices weighed on market performance. However, performance noticeably recovered in December, resulting in the strongest monthly return for the year and contributed to positive full year performance. In both the U.S. and European markets, corporate fundamentals were stable overall and default activity declined to historically low levels. From a demand perspective, purchasing activity by institutional investors outpaced outflows from retail funds in the U.S., which kept overall demand for high yield strong and contributed to a record year of new issuance in both markets.

The U.S. high yield bond market delivered resilient returns over the course of 2021 despite the move higher in Treasury bond yields, especially relative to most other fixed income asset classes. Credit spreads tightened noticeably in 2021, with the average option-adjusted spread tighter by 79 bps to end the year at 312 bps. The move higher in treasury yields largely offset credit spread tightening, resulting in the yield-to-worst for the market to end the year marginally higher by 5 bps at 4.35%. All sectors generated positive performance over the year; however, the oil and gas sector delivered the highest returns as oil prices trended upwards. Lower rated bonds outperformed the higher rating categories for the full year. New issuance in the U.S. market finished the year at $464 billion, which as indicated above, was a calendar year record. In the European high yield bond market many of the trends were similar to those in the U.S. market. The European market also finished the year with a positive return for the market as a whole and across sectors as well as bonds in lower rating categories outperformed. New issue activity for the European market also reached an annual record with €125 billion of issuance. The option adjusted spread for the European market tightened by 30 bps to finish the year at 338 bps and the yield-to-worst modestly increased to finish 2021 at 3.09%

Barings Global Short Duration High Yield Fund Overview and Performance

The Fund ended December 2021 with a portfolio of 179 issuers, up from 148 issuers at the beginning of the year. From a regional perspective, there was not a material change in regional exposure from the prior year-end. The top two countries in which the Fund had exposure to was unchanged with exposure to the United States at 79.9% and the United Kingdom at 7.0% (See Country Composition chart below). The Fund’s exposure to Rest of World issuers, whose country of risk is outside of the U.S. and Europe but fit within the Fund’s developed market focus, was modestly higher than from the previous year-end. The Fund’s primary exposure continues to be in the North American market, where the opportunity set remained robust due to record levels of new issue activity.

Barings Global Short Duration High Yield Fund 2021 Annual Report

As of December 31, 2021, the Fund’s positioning across the credit quality spectrum was as follows: 22.6% double-B rated and above, 34.8% single-B rated, and 40.4% triple-C rated and below, with approximately 44% of the portfolio consisting of secured obligations. Compared to the end of the prior period, the Fund’s exposure to single-B rated credits decreased in favor of triple-C and double-B rated exposure. Non-publicly rated securities represented 2.2%.1

The distribution per share was constant throughout the year at $0.1056 per share. The Fund’s share price and net asset value (“NAV”) ended the reporting period at $17.34 and $17.88, respectively, or at a 3.0% discount to NAV. Based on the Fund’s share price and NAV on December 31, 2021, the Fund’s market price and NAV distribution rates – using the most recent monthly dividend, on an annualized basis – were 7.31% and 7.09%, respectively. Assets acquired through leverage, which represented 26.6% of the Fund’s total assets at the end of December, were accretive to net investment income and benefited shareholders.

On a year-to-date basis through December 31, 2021, the NAV total return for the Fund was 15.71% and noticeably outperformed the global high yield bond market, as measured by the ICE Bank of America Non-Financial Developed Markets High yield Constrained Index (HNDC), which returned 5.10% on a hedged to the U.S. dollar basis. From a market value perspective, the total return year-to-date through December 31, 2021 was 23.97%.2 The Fund outperformed the global high yield bond market during most months throughout the reporting period with more meaningful excess returns in the earlier months as portions of the market held in the Fund saw further price appreciation. As commodity prices improved during the year, it positively impacted the performance for credits in those segments of the market and the Fund’s performance benefited from a higher exposure to these industries. For example, the Fund’s top two industry exposures as of December 31, 2021 based on Moody’s industries were the oil and gas, and mining, steel, iron and non-precious metals industries. These industries were both among the top performing industries from a total return perspective as well as from a contribution to return perspective given the Fund’s higher exposure and many of the top performing credits during the year for the Fund were from these industries. The Fund’s relative performance was also aided by a higher exposure to triple-C rated credits as lower rated credits outperformed during the year. From an asset class perspective, in addition to high yield bonds, which is the largest asset class exposure for the Fund, the Fund also experienced strong performance from its holdings in second lien senior secured loans and collateralized loan obligations.

Market Outlook

While an element of uncertainty associated with the pandemic still exists, the fundamental picture for high yield remains fairly strong. Companies have taken steps to preserve liquidity and there are limited near-term maturities across the market, resulting in expectations for defaults to remain low. In this environment, companies will have to continue to closely monitor potential implications of inflation; however, thus far high yield borrowers have generally had the pricing power to pass inflationary pressures through to their consumers. Furthermore, even in an environment of high inflation and potentially higher rates, high yield offers a number of potentially attractive opportunities. Although high yield bonds are a fixed rate asset, the duration for the asset class is generally shorter than other fixed rate asset classes. This Fund is also focused on limiting its duration through a combination of credit selection and the ability to invest in floating rate asset classes such as bank loans and collateralized loan obligations, which have historically provided more resiliency to rising interest rates. It is also worth mentioning that rates tend to rise in an improving economy, which is a good environment for the companies that issue high yield bonds.

Barings Global Short Duration High Yield Fund 2021 Annual Report

At Barings, we remain committed to focusing on corporate fundamentals as market sentiment can change quickly and unexpectedly. Our focused and disciplined approach emphasizes our fundamental bottom-up research, with the goal of preserving investor capital while seeking to capture attractive capital appreciation opportunities that may exist through market and economic cycles. On behalf of the Barings team, we continue to take a long-term view of investing despite the recent economic challenges, and look forward to helping you achieve your investment goals.

Sincerely,

Sean Feeley

1.

Ratings are based on Moody’s, S&P and Fitch. If securities are rated differently by the rating agencies, the higher rating is applied and all ratings are converted to the equivalent Moody’s major rating category for purposes of the category shown. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. Ratings of Baa3 or higher by Moody’s and BBB- or higher by S&P and Fitch are considered to be investment grade quality.

2.

Past performance is not necessarily indicative of future results. Current performance may be lower or higher. All performance is net of fees, which is inclusive of advisory fees, accounting and administration fees and interest expense.

Barings Global Short Duration High Yield Fund 2021 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

COUNTRY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of December 31, 2021.

Barings Global Short Duration High Yield Fund 2021 Annual Report

AVERAGE ANNUAL RETURNS DECEMBER 31, 2021	1 YEAR	5 YEAR	SINCE INCEPTION*
Barings Global Short Duration High Yield Fund (BGH)	15.71%	6.42%	6.98%
ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index (HNDC)	5.10%	5.92%	5.94%

*	Inception date October 25, 2012.

Data for Barings Global Short Duration High Yield Fund (the “Fund”) represents returns based on the change in the Fund’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Fund’s shares due to the difference between the Fund’s net asset value of its shares outstanding (See the Fund’s Financial Highlights within this report for total investment return based on market value). Past performance is no guarantee of future results.

ICE Bank of America Non-Financial Developed Markets High Yield Constrained Index (HNDC) contains all securities in the ICE Bank of America Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. Indices are unmanaged. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Barings Global Short Duration High Yield Fund 2021 Annual Report

FINANCIAL REPORT

Barings Global Short Duration High Yield Fund 2021 Annual Report

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

Assets
Investments, at fair value (cost $477,849,852)	$480,335,210
Cash and cash equivalents	4,790,475
Foreign currency, at fair value (cost $3,627,013)	3,657,330
Interest and dividend receivable	9,306,295
Receivable for investments sold	1,528,803
Unrealized appreciation on forward foreign exchange contracts	2,152
Prepaid expenses and other assets	32,655

Total assets	499,652,920

Liabilities
Credit facility	132,500,000
Payable for investments purchased	4,559,220
Dividend payable	2,118,791
Payable to adviser	356,743
Excise tax payable on undistributed income	599,757
Unrealized depreciation on forward foreign exchange contracts	583,577
Accrued expenses and other liabilities	262,923

Total liabilities	140,981,011

Total net assets	$358,671,909

Net Assets:
Common shares, $0.00001 par value	$201
Additional paid-in capital	467,835,468
Total accumulated loss	(109,163,760)

Total net assets	$358,671,909

Common shares issued and outstanding (unlimited shares authorized)	20,064,313

Net asset value per share	$17.88

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Income
Interest income	$37,702,102
Dividend income (net of foreign taxes withheld of $61,411)	211,107

Total investment income	37,913,209

Operating Expenses
Advisory fees	5,024,278
Interest expense	1,175,683
Excise tax on undistributed income	599,757
Accounting and administration fees	509,466
Professional fees	141,886
Trustee fees	103,424
Other operating expenses	118,167

Total expenses	7,672,661

Less fees waived by Adviser	(755,784)

Net expenses	6,916,877

Net investment income	30,996,332

Realized gains (losses) and unrealized appreciation (depreciation) on investments and foreign currency related transactions
Net realized loss on investments	(6,193,842)
Net realized gain on forward foreign exchange contracts	2,332,242
Net realized gain on foreign currency translation	59,096

Net realized loss on investments, forward foreign exchange contracts and foreign currency transactions	(3,802,504)

Net change in unrealized appreciation on investments	22,406,103
Net change in unrealized depreciation on forward foreign exchange contracts	(87,472)
Net change in unrealized appreciation on foreign currency translation	8,844

Net change in unrealized appreciation on investments, forward foreign exchange contracts and foreign currency translation	22,327,475

Net realized gains and unrealized appreciation on investments and foreign currency	18,524,971

Net increase in net assets resulting from operations	$49,521,303

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2021

Cash flows from operating activities
Net increase in net assets resulting from operations	$49,521,303
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(257,184,035)
Proceeds from sales of long-term investments	252,721,507
Net change in unrealized appreciation on investments	(22,406,103)
Net realized loss on investments	6,193,842
Amortization and accretion	(763,186)
Net change in unrealized depreciation on forward foreign exchange contracts	87,472
Changes in assets and liabilities:
Increase in receivable for investments sold	(28,005)
Decrease in interest and dividend receivable	756,684
Increase in prepaid expenses and other assets	(24,504)
Increase in excise tax payable on undistributed income	599,757
Increase in payable to Adviser	28,641
Increase in payable for investments purchased	3,979,099
Decrease in accrued expenses and other liabilities	(330,437)

Net cash provided by operating activities	33,152,035

Cash flows from financing activities
Advances from credit facility	53,000,000
Repayments on credit facility	(56,450,000)
Distributions paid to common shareholders	(23,377,039)

Net cash used in financing activities	(26,827,039)

Net change in cash	6,324,996
Cash and cash equivalents (including foreign currency), beginning of year	2,122,809

Cash and cash equivalents (including foreign currency), end of year	$8,447,805

Supplemental disclosure of cash flow information
Excise taxes paid	$267,201
Interest paid	1,185,666

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 31, 2021	YEAR ENDED DECEMBER 31, 2020

Operations
Net investment income	$30,996,332	$31,978,172
Net realized loss on investments, forward foreign exchange contracts and foreign currency transactions	(3,802,504)	(45,035,304)
Net change in unrealized appreciation on investments, forward foreign exchange contracts and foreign currency translation	22,327,475	7,528,720

Net increase (decrease) in net assets resulting from operations	49,521,303	(5,528,412)

Distributions to Common Shareholders
From distributable earnings	(25,425,498)	(27,544,286)

Total distributions to common shareholders	(25,425,498)	(27,544,286)

Total increase (decrease) in net assets	24,095,805	(33,072,698)

Net Assets
Beginning of year	334,576,104	367,648,802

End of year	$358,671,909	$334,576,104

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS

	YEAR ENDED DECEMBER 31, 2021		YEAR ENDED DECEMBER 31, 2020		YEAR ENDED DECEMBER 31, 2019	YEAR ENDED DECEMBER 31, 2018	YEAR ENDED DECEMBER 31, 2017

Per Common Share Data
Net asset value, beginning of year	$16.68		$18.32		$18.28	$20.84	$20.87
Income from investment operations:
Net investment income	1.72		1.59		1.87	1.89	1.77
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency transactions	0.75		(1.86)		(0.05)	(2.67)	0.04

Total increase (decrease) from investment operations	2.47		(0.27)		1.82	(0.78)	1.81

Less distributions to common stockholders:
Net investment income	(1.27)		(1.37)		(1.78)	(1.78)	(1.63)
Return of capital	—		—		—	—	(0.21)

Total distributions to common stockholders	(1.27)		(1.37)		(1.78)	(1.78)	(1.84)

Net asset value, end of year	$17.88		$16.68		$18.32	$18.28	$20.84

Per common share market value, end of year	$17.34		$15.09		$17.53	$15.95	$19.38

Total investment return based on net asset value (1)	15.71%		0.79%		10.77%	(3.42)%	9.40%

Total investment return based on market value (1)	23.97%		(4.65)%		21.45%	(9.38)%	10.41%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$358,672		$334,576		$367,649	$366,691	$417,924
Ratio of expenses (before reductions and reimbursements) to average net assets	2.17	%(2)	2.32	%(2)	3.00%	2.93%	2.33%
Ratio of expenses (after reductions and reimbursements) to average net assets	1.95%		2.23%		3.00%	2.93%	2.33%
Ratio of net investment income (before reductions and reimbursements) to average net assets	8.54	%(2)	10.53	%(2)	10.22%	9.34%	9.20%
Ratio of net investment income (after reductions and reimbursements) to average net assets	8.76%		10.61%		10.22%	9.34%	9.20%
Portfolio turnover rate	52.08%		42.21%		52.25%	48.92%	36.59%

(1)	Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(2)	Effective August 6, 2020 the Adviser began waiving a portion of it’s management and other fees equal to an annual rate of 0.150% of the Fund’s managed assets.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS

December 31, 2021

			SHARES	COST	FAIR VALUE
Equities* — 0.94%:

Common Stocks — 0.88%:
Boomerang Tube Holdings, Inc.¤			36,149	$3,510,832	$0
ESC CB 144A High Ridge¤			2,982	0	41,748
KCA Deutag Ordinary A Shares			23,585	990,570	2,099,065
Sabine Oil & Gas LLC¤			4,342	248,858	56,446
Tourmaline Escrow Cash+¤			1,197,757	0	946,881
Travelex Private Equity+¤			13,615	1	0

Total Common Stocks			1,278,430	4,750,261	3,144,140

Warrant — 0.06%:
Travelex Topco Limited+¤			2,218	0	225,162

Total Warrant			2,218	0	225,162

Total Equities			1,280,648	4,750,261	3,369,302

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Fixed Income — 132.98%:

Asset-Backed Securities — 13.51%:

CDO/CLO — 13.51%:
610 FDG 2016-2R CLO LTD, 3M LIBOR + 7.250%~^	7.38%	1/20/2032	1,550,000	$1,534,190	$1,556,553
Anchorage Capital 2016-9A ER2, 3M LIBOR + 6.820%~^	6.94	7/15/2032	1,500,000	1,485,000	1,474,962
Anchorage Capital CLO LTD 2013-1R, 3M LIBOR + 6.800%~^	6.92	10/15/2030	1,000,000	977,213	995,004
Anchorage Capital CLO LTD 2021-20 E, 3M LIBOR + 7.350%~^	7.47	1/22/2035	1,000,000	980,000	974,032
Ares CLO LTD 2013-27R2, 3M LIBOR + 6.750%~^	6.88	10/30/2034	1,700,000	1,683,000	1,672,851
Bain CAP CR CLO 2020-2R LTD, 3M LIBOR + 6.610%~^	6.73	7/19/2034	1,000,000	990,000	952,946
Ballyrock CLO LTD 2019-2R, 3M LIBOR + 6.500%~^	6.66	11/20/2030	2,000,000	2,000,000	1,964,750
BlueMountain CLO LTD 2018-23A, 3M LIBOR + 5.650%~^	5.78	10/20/2031	1,000,000	1,000,000	963,237
Canyon CLO LTD 2019-2R, 3M LIBOR + 6.750%~^	6.87	10/16/2034	1,000,000	1,000,000	996,478
Carbone CLO, LTD 2017-1A, 3M LIBOR + 5.900%~^	6.03	1/21/2031	750,000	750,000	721,015
Carlyle US CLO LTD 2019-3R, 3M LIBOR + 6.750%~^	6.75	10/20/2032	1,000,000	1,000,000	999,994
Carlyle Global Market Strategies 2017-5A, 3M LIBOR + 5.300%~^	5.43	1/22/2030	700,000	700,000	634,851
CIFC Funding 2020-1 LTD, 3M LIBOR + 6.250%~^	6.37	7/15/2036	1,900,000	1,900,000	1,889,187

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2021

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Galaxy CLO LTD 2017-24A, 3M LIBOR + 5.500%~^	5.62%	1/15/2031	1,000,000	$1,000,000	$943,778
GoldenTree Loan Management 2018-3A, 3M LIBOR + 6.500%~^	6.63	4/22/2030	1,500,000	1,452,007	1,278,266
GoldenTree Loan Opportunities XI LTD 2015-11A, 3M LIBOR + 5.400%~^	5.52	1/18/2031	500,000	500,000	479,507
KKR Financial CLO LTD 2017-20, 3M LIBOR + 5.500%~^	5.62	10/16/2030	1,500,000	1,500,000	1,414,002
KKR Financial CLO LTD 34-2, 3M LIBOR + 6.850%~^	7.02	7/17/2034	2,000,000	1,980,000	1,979,376
KVK 2016-1A ER2, 3M LIBOR + 7.350%~^	7.47	10/16/2034	3,000,000	2,970,000	2,935,308
LCM LTD 2031-30, 3M LIBOR + 6.500%~^	6.63	4/21/2031	1,100,000	1,100,000	1,082,599
Madison Park Funding LTD 2015-19A, 3M LIBOR + 4.350%~^	4.48	1/24/2028	1,000,000	1,000,000	981,315
Madison Park Funding LTD 2018-29A, 3M LIBOR + 7.570%~^#	7.69	10/18/2030	2,000,000	1,960,000	1,875,514
Madison Park Funding LTD XXXV 2019-35R E-R, 3M LIBOR + 6.100%~^	6.23	4/20/2032	1,400,000	1,400,000	1,395,124
Madison Park Funding LTD 2019-32R E-R, 3M LIBOR + 6.200%~^	6.33	1/22/2031	1,000,000	1,000,000	984,876
Magnetite CLO LTD 2016-18A, 3M LIBOR + 7.600%~^	7.76	11/15/2028	1,400,000	1,386,000	1,316,805
Octagon 2021-57 LTD, 3M LIBOR + 6.600%~^	6.72	10/16/2034	1,500,000	1,500,000	1,481,957
OHA Credit Partners LTD 2015-11A, 3M LIBOR + 7.900%~^	8.03	1/20/2031	2,000,000	1,970,323	1,824,256
OHA Loan Funding LTD 2013-1A, 3M LIBOR + 7.900%~^	8.02	7/23/2031	1,500,000	1,477,500	1,400,142
Sound Point CLO XVIII 2018-18D, 3M LIBOR + 5.500%~^	5.63	1/21/2031	2,000,000	2,000,000	1,803,284
Sound Point CLO LTD 2020-27R, 3M LIBOR + 6.560% E-R~^	6.68	10/25/2034	1,400,000	1,372,000	1,355,488
Sound Point CLO LTD Series 2020-1A Class ER, 3M LIBOR + 6.860%~^	6.99	7/20/2034	1,600,000	1,584,000	1,572,143
TICP CLO LTD 2018-10A, 3M LIBOR + 5.500%~^	5.63	4/22/2030	1,000,000	947,129	974,371
Wellfleet CLO LTD 2020-2R, 3M LIBOR + 7.250%~^	7.37	7/17/2034	1,300,000	1,300,000	1,248,303
Wellfleet CLO LTD 2017-3A, 3M LIBOR + 5.550%~^	5.67	1/17/2031	1,500,000	1,500,000	1,396,635
Wind River 2017-1A ER, 3M LIBOR + 7.060%~^	7.18	4/18/2036	2,000,000	1,960,000	1,977,168
Wind River CLO LTD 2017-4A, 3M LIBOR + 5.800%~^	5.96	11/20/2030	1,000,000	1,000,000	939,715

Total CDO/CLO			50,300,000	49,858,362	48,435,792

Total Asset-Backed Securities			50,300,000	49,858,362	48,435,792

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2021

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Bank Loans§ — 18.41%:

Beverage, Food and Tobacco — 0.41%:
Florida Food Products 2nd Lien T/L	8.75%	10/18/2029	1,500,000	$1,455,710	$1,458,750

Total Beverage, Food and Tobacco			1,500,000	1,455,710	1,458,750

Chemicals, Plastics and Rubber — 0.60%:
Colouroz Investment 2 LLC+~	5.25	9/7/2022	2,172,932	2,165,183	2,159,894

Total Chemicals, Plastics and Rubber			2,172,932	2,165,183	2,159,894

Diversified/Conglomerate Manufacturing — 1.62%:
CP Iris Holdco I 2nd Lien T/L (IPS)~	7.50	9/21/2029	3,398,058	3,364,078	3,400,879
SunSource, Inc.~	9.00	4/30/2026	2,500,000	2,512,432	2,431,250

Total Diversified/Conglomerate Manufacturing			5,898,058	5,876,510	5,832,129

Diversified/Conglomerate Service — 7.08%:
Syncsort Incorporated (Precisely) 2nd Lien T/L~	8.00	3/19/2029	9,009,009	8,918,919	8,980,901
Medassets Software 2nd Lien T/L (Precyse / Nthrive)~	7.25	11/19/2029	3,187,880	3,156,001	3,172,929
Mitchell International 2nd Lien T/L~	7.00	10/1/2029	2,000,000	1,980,000	2,009,000
Misys (Finastra)~	8.25	6/16/2025	11,290,136	11,141,990	11,258,072

Total Diversified/Conglomerate Service			25,487,025	25,196,910	25,420,902

Ecological — 0.37%:
Patriot Container 2nd Lien T/L~	8.75	3/20/2026	1,400,000	1,312,500	1,275,750

Total Ecological			1,400,000	1,312,500	1,275,750

Electronics — 2.91%:
McAfee Enterprise 2nd Lien T/L~	9.00	5/3/2029	10,567,000	10,484,433	10,471,263

Total Electronics			10,567,000	10,484,433	10,471,263

Healthcare, Education and Childcare — 0.42%:
Medical Solutions T/L~	7.50	9/22/2027	1,473,684	1,458,947	1,454,040

Total Healthcare, Education and Childcare			1,473,684	1,458,947	1,454,040

Leisure, Amusement, Entertainment — 0.11%:
Odeon Cinemas Group T/L B 2+	10.21	8/11/2023	195,134	228,476	226,603
Odeon Cinemas Group T/L B+¤	10.21	8/11/2023	92,227	123,134	127,330

Total Leisure, Amusement, Entertainment			287,361	351,610	353,933

Mining, Steel, Iron and Non-Precious Metals — 0.00%:
Boomerang Tube, LLC¤>	0.00	11/1/2066	2,608,648	2,608,648	0

Total Mining, Steel, Iron and Non-Precious Metals			2,608,648	2,608,648	0

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2021

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE
Bank Loans (Continued)

Packaging and Containers — 2.15%:
Pretium Package Holdings 2nd Lien T/L (9/21)~	7.25%	9/21/2029	2,770,637	$2,767,598	$2,756,784
Valcour Packaging (MOLD-RITE) 2nd Lien T/L~¤	7.50	9/30/2029	5,000,000	4,950,000	4,975,000

Total Packaging and Containers			7,770,637	7,717,598	7,731,784

Personal Transportation — 0.09%:
Naviera Armas Bridge+¤	2.50	1/31/2022	101,552	122,836	113,915
Naviera Armas Bridge~+¤	2.50	1/31/2022	63,244	77,536	72,003
Naviera Armas Bridge+¤	2.50	1/31/2022	5,879	7,113	6,693
Naviera Armas Bridge+¤	2.50	3/30/2028	116,303	132,144	141,679

Total Personal Transportation			286,978	339,629	334,290

Software — 0.94%:
Cloudera 2nd Lien T/L~¤	6.50	9/28/2029	3,400,000	3,383,000	3,391,500

Total Software			3,400,000	3,383,000	3,391,500

Transportation — 1.71%:
Kenan Advantage Group 2nd Lien T/L~¤	8.00	9/1/2027	3,171,805	3,110,942	3,155,947
Worldwide Express 2nd Lien T/L~	7.25	7/26/2029	3,000,000	2,955,227	3,000,000

Total Transportation			6,171,805	6,066,169	6,155,947

Total Bank Loans			69,024,128	68,416,847	66,040,182

Corporate Bonds — 101.06%:

Aerospace and Defense — 5.19%:
American Airlines^#	11.75	7/15/2025	3,337,000	3,353,338	4,117,024
TransDigm Group, Inc.#	7.50	3/15/2027	6,000,000	6,017,328	6,270,000
Triumph Group, Inc.#	7.75	8/15/2025	8,289,000	8,292,260	8,226,833

Total Aerospace and Defense			17,626,000	17,662,926	18,613,857

Automotive — 3.73%:
Aston Martin Capital Holdings Ltd+^#	10.50	11/30/2025	850,000	916,208	935,000
Ford Motor Company	9.63	4/22/2030	2,000,000	2,552,038	2,927,500
Power Solutions^#	8.50	5/15/2027	8,965,000	9,047,723	9,502,900

Total Automotive			11,815,000	12,515,969	13,365,400

Beverage, Food and Tobacco — 1.94%:
Boparan Finance PLC+	7.63	11/30/2025	750,000	1,037,046	840,045
Kehe Distributors, LLC^#	8.63	10/15/2026	1,029,000	1,029,000	1,101,030
Manitowoc Foodservice#	9.50	2/15/2024	3,074,000	3,159,199	3,104,740
Refresco Group N.V.#	6.50	5/15/2026	1,600,000	1,931,816	1,869,250

Total Beverage, Food and Tobacco			6,453,000	7,157,061	6,915,065

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2021

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Corporate Bonds (Continued)

Broadcasting and Entertainment — 5.94%:
Banijay+#	6.50%	3/1/2026	2,500,000	$2,761,119	$2,953,868
Beasley Mezzanine Holdings LLC^#	8.63	2/1/2026	1,801,000	1,801,000	1,778,488
Clear Channel Worldwide Holdings Inc.^#	7.75	4/15/2028	3,337,000	3,427,570	3,570,590
Clear Channel Worldwide Holdings Inc.^#	7.50	6/1/2029	3,358,000	3,430,918	3,584,665
Cox Media Group^#	8.88	12/15/2027	5,357,000	5,590,820	5,789,685
Dish Dbs Corporation#	7.38	7/1/2028	3,000,000	2,988,336	3,037,500
iHeartCommunications, Inc.#	8.38	5/1/2027	570,000	605,502	600,974

Total Broadcasting and Entertainment			19,923,000	20,605,265	21,315,770

Buildings and Real Estate — 4.60%:
Maison Hold Limited+	6.00	10/31/2027	1,045,000	1,419,991	1,438,315
New Enterprise Stone & Lime Co.^#	9.75	7/15/2028	5,025,000	5,489,761	5,376,750
Realogy Group^#	9.38	4/1/2027	3,763,000	3,605,947	4,064,040
Realogy Group^#	7.63	6/15/2025	329,000	329,000	348,740
Stl Hldg Co LLC^#	7.50	2/15/2026	4,981,000	5,016,980	5,273,634

Total Buildings and Real Estate			15,143,000	15,861,679	16,501,479

Cargo Transport — 0.56%:
Railworks Hldgs Lp / Railworks Sr#^	8.25	11/15/2028	1,897,000	1,876,366	1,953,910

Total Cargo Transport			1,897,000	1,876,366	1,953,910

Chemicals, Plastics and Rubber — 2.13%:
Consolidated Energy Finance S.A.^#	6.50	5/15/2026	2,638,000	2,017,681	2,687,463
CVR Partners LP^#	9.25	6/15/2023	472,000	473,734	472,991
ITT Holdings LLC^#	6.50	8/1/2029	2,218,000	2,218,000	2,195,820
LSF11 A5 Holdco LLC^	6.63	10/15/2029	784,000	784,000	772,240
Olympus Wtr Us Hldg Corp#^	6.25	10/1/2029	1,530,000	1,495,977	1,491,750

Total Chemicals, Plastics and Rubber			7,642,000	6,989,392	7,620,264

Commercial Services — 0.12%:
Apcoa Parking Holdings+	4.63	1/15/2027	385,000	455,648	434,114

Total Commercial Services			385,000	455,648	434,114

Containers, Packaging and Glass — 3.76%:
Mauser Packaging Solutions^#	7.25	4/15/2025	4,067,000	3,972,733	4,077,310
Tekni-Plex^#	9.25	8/1/2024	9,000,000	8,964,009	9,405,000

Total Containers, Packaging, and Glass			13,067,000	12,936,742	13,482,310

Diversified/Conglomerate Manufacturing — 1.74%:
Heat Exchangers+	7.78	10/9/2025	652,344	694,699	681,792
International Desi+	6.50	11/15/2025	650,000	756,360	764,317
Manitowoc Cranes^#	9.00	4/1/2026	4,538,000	4,544,740	4,776,245

Total Diversified/Conglomerate Manufacturing			5,840,344	5,995,799	6,222,354

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2021

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Corporate Bonds (Continued)

Diversified/Conglomerate Service — 3.16%:
Albion Fing 1 S A R L & Aggre Sr+#^	8.75%	4/15/2027	1,800,000	$1,810,613	$1,829,700
Bcp V Modular Ser+	6.75	11/30/2029	1,000,000	1,155,455	1,119,998
Libra Group Bhd+	5.00	5/15/2027	700,000	850,082	806,911
United Site Services^	8.00	11/15/2029	397,000	397,000	411,094
Summer BC Holdco+	9.25	10/31/2027	2,477,880	3,074,113	3,039,457
Verisure Midholding+	5.25	2/15/2029	3,575,000	4,324,822	4,121,212

Total Diversified/Conglomerate Service			9,949,880	11,612,085	11,328,372

Electronics — 0.58%:
Veritas Bermuda Ltd.^#	7.50	9/1/2025	2,024,000	2,024,000	2,094,840

Total Electronics			2,024,000	2,024,000	2,094,840

Finance — 4.44%:
Alliance Data Systems Corp.^#	7.00	1/15/2026	2,000,000	1,992,500	2,100,000
Aretec Escrow Issuer Inc.^#	7.50	4/1/2029	1,195,000	1,195,000	1,222,915
Avolon Holdings^#	7.25	9/15/2024	8,512,391	7,059,735	8,214,457
Galaxy Bidco Ltd.+#	6.50	7/31/2026	500,000	670,727	696,535
Travelex+¤	12.50	8/5/2025	1,947,716	2,423,651	3,690,853
Travelex+¤#>	8.00	5/15/2022	4,600,000	5,097,344	0

Total Finance			18,755,107	18,438,957	15,924,760

Forest Products and Paper — 0.84%:
Sylvamo Corp.^	7.00	9/1/2029	2,885,000	2,885,000	3,014,133

Total Forest Products and Paper			2,885,000	2,885,000	3,014,133

Healthcare, Education and Childcare — 8.72%:
Bausch Health Companies Inc.^#	9.00	12/15/2025	7,045,000	7,119,352	7,419,653
Bausch Health Companies Inc.^#	6.25	2/15/2029	1,222,000	1,197,779	1,161,193
Bausch Health Companies Inc.^#	5.25	2/15/2031	1,000,000	929,840	878,750
Bausch Health Companies Inc.^#	9.25	4/1/2026	4,000,000	4,265,191	4,225,000
Chrome Holdco Sas+	5.00	5/31/2029	285,000	332,098	319,985
Chrome Holdco Sas+	5.00	5/31/2029	1,100,000	1,328,422	1,252,348
Cidron Aida Finco+	6.25	4/1/2028	1,650,000	2,275,266	2,205,434
Community Health System Inc.^#	6.88	4/15/2029	286,000	286,000	291,363
Endo International^#	7.50	4/1/2027	1,890,000	1,890,000	1,931,448
Radiology Partners Inc.^#	9.25	2/1/2028	8,096,000	8,628,902	8,501,772
Verscend Technologies, Inc.^#	9.75	8/15/2026	2,915,000	3,048,738	3,098,470

Total Healthcare, Education and Childcare			29,489,000	31,301,588	31,285,416

Home and Office Furnishings, Housewares, and Durable Consumer Products — 2.55%:
Balta+	8.75	12/31/2024	557,873	619,667	631,963
BCPE Ulysses Intermediate Inc^#	7.75	4/1/2027	5,315,000	5,296,201	5,248,563
Staples Inc.^#	10.75	4/15/2027	3,478,000	3,584,458	3,278,015

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			9,350,873	9,500,326	9,158,541

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2021

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Corporate Bonds (Continued)

Hotels, Motels, Inns and Gaming — 1.29%:
Scientific Games International Inc.^#	8.63%	7/1/2025	4,325,000	$4,397,634	$4,616,938

Total Hotels, Motels, Inns and Gaming			4,325,000	4,397,634	4,616,938

Insurance — 1.39%:
Acrisure LLC^#	10.13	8/1/2026	4,575,000	4,707,844	5,038,219

Total Insurance			4,575,000	4,707,844	5,038,219

Internet — 0.34%:
Millenium Escrow Corporation SR NT26^#	6.63	8/1/2026	1,260,000	1,272,722	1,263,150

Total Internet			1,260,000	1,272,722	1,263,150

Leisure, Amusement, Entertainment — 2.11%:
AMC Entertainment Holdings Inc^#	10.50	4/15/2025	227,000	226,433	241,755
AMC Entertainment Holdings Inc^#	10.50	4/24/2026	1,482,000	1,532,093	1,574,625
Carnival Corp	10.13	2/1/2026	750,000	952,083	964,493
Carnival Corp	7.63	3/1/2026	1,000,000	1,185,944	1,195,423
Center Parcs+	6.50	8/28/2050	1,050,000	1,468,952	1,478,783
Motion Finco+	7.00	5/15/2025	1,750,000	1,929,343	2,082,029

Total Leisure, Amusement, Entertainment			6,259,000	7,294,848	7,537,108

Lodging — 0.25%:
SANI/IKOS Financial Holdings+	5.63	12/15/2026	815,000	962,674	941,052

Total Lodging			815,000	962,674	941,052

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 4.40%:
Diebold Nixdorf Inc.^#	9.38	7/15/2025	5,577,000	5,874,698	6,004,979
Diebold Nixdorf Inc.	9.00	7/15/2025	815,000	956,729	988,249
Diebold Nixdorf Inc.#	8.50	4/15/2024	2,260,000	2,297,112	2,260,000
Cleaver Brooks Inc^	7.88	3/1/2023	145,000	143,946	141,738
Granite Holdings US Acquisition Co.^#	11.00	10/1/2027	1,000,000	1,111,491	1,087,500
Oregon Tool#^	7.88	10/15/2029	1,472,000	1,472,000	1,448,080
Sarens+#	5.75	2/21/2027	1,625,000	1,783,930	1,823,696
Titan Acquisition Ltd / Titan Co-Borrower LLC+^#	7.75	4/15/2026	2,000,000	2,063,670	2,030,000

Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			14,894,000	15,703,576	15,784,242

Mining, Steel, Iron and Non-Precious Metals — 13.87%:
Cleveland-Cliffs Inc.^#	9.88	10/17/2025	3,970,000	4,289,186	4,493,206
Consol Energy Inc.^#	11.00	11/15/2025	10,316,000	10,621,871	10,625,480
Coronado Global Resources Inc.+^#	10.75	5/15/2026	5,456,000	5,833,472	5,881,131
First Quantum Minerals+^#	7.25	4/1/2023	1,200,000	1,181,052	1,213,800
First Quantum Minerals+^#	7.50	4/1/2025	9,775,000	9,490,710	10,055,543

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2021

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Corporate Bonds (Continued)

Mining, Steel, Iron and Non-Precious Metals (Continued)
First Quantum Minerals+^#	6.88%	10/15/2027	200,000	$200,000	$215,250
Hecla Mining Company#	7.25	2/15/2028	4,699,000	5,061,540	5,033,804
Perenti Finance Pty Ltd+^#	6.50	10/7/2025	2,500,000	2,500,000	2,582,249
PIC AU Holdings LLC+^#	10.00	12/31/2024	7,043,000	6,453,029	7,219,075
Warrior Met Coal Inc^	7.88	12/1/2028	2,378,000	2,391,573	2,437,450

Total Mining, Steel, Iron and Non-Precious Metals			47,537,000	48,022,433	49,756,988

Oil and Gas — 16.35%:
Antero Resources Corp.^#	8.38	7/15/2026	293,000	294,370	333,601
Antero Resources Corp.^#	7.63	2/1/2029	1,591,000	1,699,211	1,766,010
Calumet Specialty Products^#	9.25	7/15/2024	2,850,000	2,773,218	3,078,000
CGG SA+	7.75	4/1/2027	1,500,000	1,787,033	1,693,232
CVR Energy Inc.^#	5.75	2/15/2028	3,850,000	3,363,267	3,746,050
Enlink Midstream Partners LP#	5.60	4/1/2044	5,413,000	3,576,023	5,459,416
Enlink Midstream Partners LP#	5.45	6/1/2047	1,000,000	855,805	1,008,895
Genesis Energy LP#	7.75	2/1/2028	3,408,000	3,142,686	3,433,560
Genesis Energy LP#	8.00	1/15/2027	2,639,000	2,640,701	2,719,648
Harvest Midstream I L P^#	7.50	9/1/2028	458,000	458,000	490,060
Hilcorp Energy I L P^#	6.25	11/1/2028	3,202,000	2,818,938	3,366,103
KCA Deutag+	9.88	12/1/2025	1,179,286	1,179,286	1,271,247
Laredo Petroleum Inc.#	10.13	1/15/2028	2,765,000	2,677,649	2,899,282
MEG Energy Corp.+^#	7.13	2/1/2027	2,698,000	2,544,776	2,873,154
Neptune Energy Bondco PLC+^#	6.63	5/15/2025	4,856,000	4,534,667	4,959,190
NGL Energy Finance Corp^#	7.50	2/1/2026	3,031,000	3,115,913	3,125,870
Occidental Pete Corp.#	8.50	7/15/2027	4,523,000	4,567,143	5,642,443
Occidental Pete Corp.#	7.88	9/15/2031	2,500,000	2,648,615	3,337,500
Range Res Corp#	8.25	1/15/2029	494,000	500,772	550,810
Transocean Inc.^	8.00	2/1/2027	2,697,000	2,261,962	1,941,840
Tullow Oil PLC+^#	10.25	5/15/2026	1,000,000	1,000,000	1,010,390
Waldorf Production UK LD+	9.75	10/1/2024	700,000	700,000	707,000
Weatherford Internatinoal Ltd Bermuda SR SEC Global+^#	6.50	9/15/2028	972,000	972,000	1,028,468
Weatherford Intl Ltd Bermuda Sr Glbl+#^	8.63	4/30/2030	2,092,000	2,092,000	2,171,810

Total Oil and Gas			55,711,286	52,204,035	58,613,579

Personal Transportation — 0.17%:
Naviera Armas, 3M EURIBOR + 4.250%~+	4.25	11/15/2024	150,000	127,479	131,155
Naviera Armas, 3M EURIBOR + 6.500%~+	6.50	7/31/2023	525,000	608,346	464,422

Total Personal Transportation			675,000	735,825	595,577

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2021

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Corporate Bonds (Continued)

Printing and Publishing — 2.13%:
Getty Images Inc.#^	9.75%	3/1/2027	2,234,000	$2,372,723	$2,366,365
Cimpress N.V.^#	7.00	6/15/2026	2,069,000	2,069,000	2,149,174
Houghton Mifflin Harcourt Publishers Inc.^#	9.00	2/15/2025	3,000,000	2,960,276	3,135,000

Total Printing and Publishing			7,303,000	7,401,999	7,650,539

Retail Store — 3.13%:
Afflelou SAS, 3M EURIBOR + 8.000%~+	8.00	5/19/2027	1,300,000	1,568,323	1,513,349
Casino Guichard Perracho+	6.63	1/15/2026	1,050,000	1,279,474	1,206,009
Constellation Auto+	4.88	7/15/2027	1,061,000	1,460,105	1,412,704
Marcolin S.p.A+	6.13	11/15/2026	700,000	852,141	811,657
Magic MergeCo, Inc.^#	7.88	5/1/2029	2,024,000	2,024,000	1,993,640
Stonegate Pub Co.+	8.25	7/31/2025	590,000	853,780	809,373
Stonegate Pub Co.+	8.25	7/31/2025	225,000	319,613	320,695
Stonegate Pub Co., 3M EURIBOR + 5.750%~+	5.75	7/31/2025	700,000	829,595	784,995
Stonegate Pub Comp.+	8.00	7/13/2025	1,350,000	1,941,591	1,854,697
Wheel Bidco Ltd+	6.75	7/15/2026	403,000	555,494	534,570

Total Retail Store			9,403,000	11,684,116	11,241,689

Telecommunications — 4.74%:
Altice France Holding S.A.+^#	10.50	5/15/2027	2,000,000	2,219,048	2,150,000
Commscope Inc.^#	8.25	3/1/2027	6,673,000	6,642,610	6,852,103
Consolidated Communications^#	6.50	10/1/2028	832,000	832,000	873,600
Digicel Limited +¤^#>	8.25	9/30/2025	2,500,000	2,491,364	0
Frontier Communications Hldgs Sr Sec Glbl^	6.00	1/15/2030	767,000	767,000	770,835
Lorca Holdco Ltd+	5.13	9/30/2029	710,000	823,427	812,524
Northwest Fiber LLC^#	10.75	6/1/2028	2,856,000	3,150,313	3,113,040
Uniti Group LP / Uniti Group Finance Inc.^#	6.50	2/15/2029	330,000	330,000	328,866
Viasat^#	6.50	7/15/2028	790,000	790,000	791,975
Windstream Escrow LLC^#	7.75	8/15/2028	1,251,000	1,246,000	1,326,636

Total Telecommunications			18,709,000	19,291,762	17,019,579

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2021

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL	COST	FAIR VALUE

Corporate Bonds (Continued)

Transportation — 0.89%:
Carriage Purchaser Inc.^#	7.88%	10/15/2029	3,201,000	$3,192,245	$3,072,952
Titan Holdings II+	5.13	7/15/2029	113,000	133,866	127,737

Total Transportation			3,314,000	3,326,111	3,200,689

Total Corporate Bonds			347,025,490	354,824,382	362,489,934

Total Fixed Income			466,349,618	473,099,591	476,965,908

Total Investments				477,849,852	480,335,210

Other assets and liabilities — (33.92)%					(121,663,301)

Net Assets — 100%					$358,671,909

Percentages	are calculated as a percent of net assets applicable to common shareholders.

LIBOR	– London Interbank Offered Rate
EURIBOR	– Euro Interbank Offered Rate

*	Securities are non-income producing.
‡	The effective interest rates are based on settled commitment amount.
¤	Value determined using significant unobservable inputs, security is categorized as Level 3.
+	Foreign security.
^

Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

~	Variable rate security. The interest rate shown is the rate in effect at December 31, 2021.
#	All or a portion of the security is segregated as collateral for the credit facility.
§

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at December 31, 2021. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

>	Defaulted security.

Distributions of investments by country of risk. Percentage of assets are expressed by market value excluding cash and accrued income as of December 31, 2021.

United States	79.9%
United Kingdom	7.0%
Australia	3.3%
France	2.6%
Zambia	2.4%
Canada	1.2%
(individually less than 1%)	3.6%

100.0%

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2021

A summary of outstanding derivatives at December 31, 2021 is as follows:

Schedule of Open Forward Currency Contracts

CURRENCY TO BE RECEIVED		CURRENCY TO BE DELIVERED(1)		COUNTERPARTY OF CONTRACT	FORWARD SETTLEMENT DATE	UNREALIZED APPRECIATION / (DEPRECIATION)
957,568	USD	955,416	CAD	Morgan Stanley	1/14/2022	$2,152
38,141,443	USD	38,326,108	EUR	JP Morgan Chase	1/14/2022	(184,665)
15,675,881	USD	16,073,500	GBP	JP Morgan Chase	1/14/2022	(397,619)
577,094	USD	578,387	GBP	Morgan Stanley	1/14/2022	(1,293)

						$(581,425)

(1)	Values are listed in U.S. dollars.

See accompanying Notes to the Financial Statements.

Barings Global Short Duration High Yield Fund 2021 Annual Report

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2021

1.	Organization

Barings Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011 and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a de facto diversified, closed-end management investment company.

Barings LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Baring International Investment Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of the Adviser, serves as sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Global Ratings, a division of the McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality).

2.	Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Fund’s investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Fund’s Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine the current value. The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Fund’s NAV calculation. Under certain conditions, the Board has approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is pricing their shares.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

Forward foreign exchange contracts are normally valued on the basis of independent pricing service providers.

A Valuation Committee, made up of officers of the Fund and employees of the Adviser, is responsible for determining, in accordance with the Fund’s valuation policies and procedures approved by the Board: (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such

Barings Global Short Duration High Yield Fund 2021 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker quotations provided by an established market maker for that security (i.e. broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform it obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”).

CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Barings Global Short Duration High Yield Fund 2021 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$2,099,065	$1,045,075	$3,144,140
Warrants	–	–	225,162	225,162

Total Equities:	–	2,099,065	1,270,237	3,369,302

Fixed Income:
Asset-Backed Securities	–	48,435,792	–	48,435,792
Bank Loans	–	54,056,115	11,984,067	66,040,182
Corporate Bonds	–	358,799,081	3,690,853	362,489,934

Total Fixed Income	–	461,290,988	15,674,920	476,965,908

Foreign Exchange Contracts	–	2,152	–	2,152

Total Assets:	$–	$463,392,205	$16,945,157	$480,337,362

Liabilities:
Foreign Exchange Contracts:	$–	$(583,577)	$–	$(583,577)

Total Liabilities:	$–	$(583,577)	$–	$(583,577)

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of December 31, 2021. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $15,900,082. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments:

TYPE OF ASSETS	FAIR VALUE AS OF DECEMBER 31, 2021	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities:

ESC CB 144A High Ridge	41,748	Expected Transaction	$14.00; Value derived from pending receipt.

Sabine Oil and Gas LLC	56,446	Expected Transaction	$13.00; Value derived from pending receipt.

Tourmaline Escrow Cash	$946,881	Withholding Tax Reclaim	$0.79; Priced at value of withholding tax reclaim

	$1,045,075

Barings Global Short Duration High Yield Fund 2021 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The Fund discloses transfers between levels based on valuations at the end of the reporting period. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	BALANCE AT DECEMBER 31, 2020	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN / (LOSS)	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) ON INVESTMENTS	BALANCE AT DECEMBER 31, 2021	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) ON INVESTMENTS HELD AS OF DECEMBER 31, 2021

Equities
Boomerang Tube Holdings, Inc.	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–
ESC CB 144A High Ridge	–	–	–	–	–	–	–	41,748	41,748	41,748
Fieldwood Energy LLC	–	–	–	–	(2)	–	(4,057,565)	4,057,567	–	–
Jupiter Resources Inc.*	$3,749,197	$–	$–	$–	$(3,948,373)	$–	$(1,714,169)	$1,913,345	$–	$–
KCA Deutag Ordinary A Shares	955,193	–	(2,099,065)	–	–	–	–	1,143,872	–	–
Sabine Oil & Gas LLC	56,446	–	–	–	–	–	–	–	56,446	–
Tourmaline Escrow Cash	–	–	–	–	–	–	–	946,881	946,881	946,881
Travelex Private Equity	–	–	–	–	–	–	–	–	–	–

Common Stocks	4,760,836	–	(2,099,065)	–	(3,948,375)	–	(5,771,734)	8,103,413	1,045,075	988,629

Travelex Topco Limited Warrant	250,232	–	–	–	–	–	–	(25,070)	225,162	(25,070)

Warrants	250,232	–	–	–	–	–	–	(25,070)	225,162	(25,070)

Equities	5,011,068	–	(2,099,065)	–	(3,948,375)	–	(5,771,734)	8,078,343	1,270,237	963,559

Bank Loans
Boomerang Tube, LLC	104,346	–	–	–	–	–	–	(104,346)	–	(104,346)
Cloudera 2nd Lien T/L	–	–	–	3,383,000	–	–	–	8,500	3,391,500	8,500
Kenan Advantage Group 2nd Lien T/L	–	–	–	3,108,370	–	2,572	–	45,005	3,155,947	45,005
Odeon Cinemas Group T/L B	–	–	–	123,108	–	26	–	4,196	127,330	4,196
Valcour Packaging (MOLD-RITE) 2nd Lien T/L	–	–	–	4,950,000	–	–	–	25,000	4,975,000	25,000
Naviera Armas Bridge	–	–	–	131,659	–	485	–	9,535	141,679	9,535
Naviera Armas Bridge	–	–	–	7,113	–	–	–	(420)	6,693	(420)
Naviera Armas Bridge	127,521	–	–		(6,006)	537	–	(8,137)	113,915	(8,137)
Naviera Armas Bridge	68,751	–	–	3,232	–	5,130	–	(5,110)	72,003	(5,110)

Bank Loans	300,618	–	–	11,706,482	(6,006)	8,750	–	(25,777)	11,984,067	(25,777)

Barings Global Short Duration High Yield Fund 2021 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

	BALANCE AT DECEMBER 31, 2020	TRANSFERS INTO LEVEL 3	TRANSFERS OUT OF LEVEL 3	PURCHASES	SALES	ACCRETION OF DISCOUNT	REALIZED GAIN / (LOSS)	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) ON INVESTMENTS	BALANCE AT DECEMBER 31, 2021	CHANGE IN UNREALIZED APPRECIATION / (DEPRECIATION) ON INVESTMENTS HELD AS OF DECEMBER 31, 2021

Corporate Bonds
Digicel Limited	–	–	–	–	–	–	–	–	–	–
KCA Deutag	1,223,509	–	(1,271,246)	–	–	–	–	47,737	–	–
Travelex	4,959,932	–	–	1,576,342	(3,203,708)	48,830	1,726,915	(1,417,458)	3,690,853	(1,417,458)
Travelex	–	–	–	–	–	–	–	–	–	–

Corporate Bonds	6,183,441	–	(1,271,246)	1,576,342	(3,203,708)	48,830	1,726,915	(1,369,721)	3,690,853	(1,417,458)

Total	$11,495,127	$–	$(3,370,311)	$13,282,824	$(7,158,089)	$57,580	$(4,044,819)	$6,682,845	$16,945,157	$(479,676)

*	Jupiter Resources Inc. common stock restructured into 276,778 shares of Tourmaline Oil Corp. common stock. The restructure was completed in February 2021.

Barings Global Short Duration High Yield Fund 2021 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

During the year, transfers out of Level 3 resulted from observable market data for the security.

B.	Cash and Cash Equivalents

Cash and cash equivalents consist principally of cash and short term investments that are readily convertible into cash and have original maturities of three months or less. As of December 31, 2021, all cash and cash equivalents are held by U.S. Bank, N.A.

C.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Interest income from securitized investments in which the Fund has a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of income or subordinated notes), is recorded upon receipt. The accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation on investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

D.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.	Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G.	Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund transacted in and currently holds forward foreign exchange contracts to hedge against changes in the value of foreign currencies. The Fund entered into forward foreign exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward foreign exchange contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward foreign exchange contract expires. Credit risk may arise as a result of the failure of the

Barings Global Short Duration High Yield Fund 2021 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to the derivative contracts which are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and any profits on its open positions. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

Outstanding forward foreign exchange contracts as of December 31, 2021 are indicative of the volume of activity during the year.

For the year ended December 31, 2021, the Fund’s direct investment in derivatives consisted of forward foreign exchange contracts.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2021:

DERIVATIVES	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Asset Derivatives
Forward Foreign Exchange Contracts	Unrealized appreciation on forward foreign exchange contracts	$2,152

Total Asset Derivatives		$2,152

Liability Derivatives
Forward Foreign Exchange Contracts	Unrealized depreciation on forward foreign exchange contracts	$583,577

Total Liability Derivatives		$583,577

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2021:

DERIVATIVES	STATEMENT OF OPERATIONS LOCATION	REALIZED GAIN ON DERIVATIVES
Forward Foreign Exchange Contracts	Net realized gain on forward foreign exchange contracts	$2,332,242

Total		$2,332,242

DERIVATIVES	STATEMENT OF OPERATIONS LOCATION	CHANGE IN UNREALIZED DEPRECIATION ON DERIVATIVES
Forward Foreign Exchange Contracts	Net change in unrealized depreciation of forward foreign exchange contracts	$(87,472)

Total		$(87,472)

Barings Global Short Duration High Yield Fund 2021 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

H.	Disclosures about Offsetting Assets and Liabilities

The following is a summary by counterparty of the fair value of derivative investments subject to Master Netting Agreements and collateral pledged (received), if any, as of December 31, 2021.

				AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
ASSETS:	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Forward foreign exchange contracts	$2,152	$–	$2,152	$(2,152)	$–	$–

				AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
LIABILITIES:	GROSS AMOUNT OF RECOGNIZED LIABILITIES	GROSS AMOUNT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED	NET AMOUNT*
Forward foreign exchange contracts	$583,577	$–	$583,577	$(2,152)	$–	$(581,425)

*	The net amount represents the amount owed by the Fund to the counterparty as of December 31, 2021.

The FASB issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued ASU No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Barings Global Short Duration High Yield Fund 2021 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Fund, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

I.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

K.	Counterparty Risk

The Fund seeks to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Fund’s counterparties.

L.	Recent Accounting Pronouncements

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, the FASB issued ASU 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the Fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

3.	Advisory Fee

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser, a related party. Pursuant to the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar

Barings Global Short Duration High Yield Fund 2021 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage). Effective August 6, 2020, the Adviser has waived 0.15% of its fee payable from the Fund. This shall remain in effect through June 30, 2022.

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from time to time. As compensation for its services, the Adviser (not the Fund) pays the Sub-Adviser a portion of the advisory fees it receives from the Fund, in an amount in U.S. dollars equal to 35% of such advisory fees (“Sub-Advisory Fees”).

4.	Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has agreed to pay Fund Services a fee payable at the end of each calendar month, at an annual rate of 0.075% of the Fund’s average daily managed assets.

5.	Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax years ended in 2021 and 2020, as noted below, was as follows:

	2021	2020
Ordinary Income	$25,425,498	$27,544,286

Total Distributions Paid	$25,425,498	$27,544,286

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Permanent items identified during the year ended December 31, 2021 have been reclassified among the components of net assets based on their tax basis treatment as follows:

ADDITIONAL PAID IN CAPITAL	ACCUMULATED LOSSES
$(599,757)	$599,757

The permanent differences are primarily attributable to non-deductible excise taxes.

The following information is provided on a tax basis as of December 31, 2021:

Cost of investments	$479,080,437

Unrealized appreciation	21,751,539
Unrealized depreciation	(20,496,766)

Net unrealized appreciation	1,254,773

Undistributed ordinary income	16,814,889

Distributable earnings	16,814,889

Other accumulated loss	(127,233,422)

Total distributable loss	$(109,163,760)

The capital loss carryforward is available to offset future taxable income. The Fund has $13,895,655 of short term capital loss carryforwards and $113,365,486 of long term capital loss carryforwards, both of which have unlimited expiration.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. Tax years ended December 31, 2018 through December 31, 2021 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.	Investment Transactions

For the year ended December 31, 2021, the Fund purchased (at cost) and sold securities in the amount of

Barings Global Short Duration High Yield Fund 2021 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

$257,139,713 and $254,167,113 (excluding short-term debt securities), respectively.

7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd (“BNP”). On January 6, 2014, the Fund entered into an amended agreement with a variable annual interest rate of one-month LIBOR plus 0.75 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.

The average principal balance and weighted-average interest rate for the period during which the credit facility was utilized for the year ended December 31, 2021 was approximately $147,069,590 and 0.86 percent, respectively. As of December 31, 2021, the principal balance outstanding was $132,500,000 at an interest rate of 0.85 percent.

Based on the short-term nature of the borrowings under the credit facility and the variable interest rate, the carrying amount of the borrowings at December 31, 2021 approximated its fair value. If measured at fair value, borrowings under the credit facility would have been considered as Level 2 in the fair value hierarchy (see Note 2A) at December 31, 2021.

8.	Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the note payable. In return, the Fund receives additional income that is netted against the interest charged on the outstanding credit facility balance. For the year ended December 31, 2021, the total amount of income netted against the interest expense was $81,378.

9.	Common Stock

The Fund has unlimited shares authorized and 20,064,313 shares outstanding as of December 31, 2021 and 2020. There were no changes to shares outstanding during the years ended December 31, 2021 and 2020.

10.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the year ended December 31, 2021, the Fund paid its Trustees aggregate remuneration of $109,937. During the year ended December 31, 2021, the Fund did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Fund. As of December 31, 2021, the Fund classified Mr. Mihalick as the only interested person of the Fund.

All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement, the Fund does not compensate its officers who are employees of the Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the year ended December 31, 2021, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.

The Fund did not make any payments to the Adviser for the year ended December 31, 2021, other than the amounts payable to the Adviser pursuant to the Agreement.

11.	Risks

Impacts of Covid-19

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of the Fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

12.	Subsequent Events

The Fund has evaluated the possibility of subsequent events existing in this report through the date that the financial statements were issued. The Fund has determined that there were no material events that would require recognition or disclosure in this report through this date.

Barings Global Short Duration High Yield Fund 2021 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Barings Global Short Duration High Yield Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Barings Global Short Duration High Yield Fund (the “Fund”), including the schedule of investments, as of December 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 28, 2022

We have served as the auditor of one or more Barings LLC investment companies since 2013.

Barings Global Short Duration High Yield Fund 2021 Annual Report

RESULTS OF SHAREHOLDER MEETING

The Annual Meeting of Shareholders (“Annual Meeting”) was held on Thursday, August 13, 2021. The shareholders were asked to elect Jill Olmstead and Mark F. Mulhern as Trustees for a three-year term. The shareholders approved the proposal. The results of shareholder voting are set forth below:

SHARES FOR	WITHHELD	TOTAL VOTED	% OF SHARES VOTED FOR
Jill Olmstead	543,453	16,723,094	96.75%
Mark F. Mulhern	548,141	16,723,094	96.72%

The Fund’s other Trustees, David M. Mihalick, Bernard A. Harris Jr. and Thomas M. Okel continued to serve their respective terms following the Annual Meeting.

Barings Global Short Duration High Yield Fund 2021 Annual Report

INTERESTED TRUSTEES

NAME (AGE), ADDRESS	POSITION(S) WITH THE FUND	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Bernard A. Harris Jr.* (65) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2012	Chief Executive Officer (since 2018), National Math and Science Initiative; Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; and Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	4	Director (since February 2022), MassMutual Life Insurance Company; Director (since 2021), Barings BDC, Inc. (business development company advised by Barings); Director (since 2021), Barings Capital Investment Corporation (business development company advised by Barings); Director (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Director (since 2016), Salient MLP & Energy Infrastructure Fund (mutual fund); Trustee (since 2011), Salient Midstream & MLP Fund (closed-end investment company); Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2009), The Endowment Fund; Director (since 2008), U.S. Physical Therapy, Inc. (NYSE: USPH); Trustee (2013-2021), Barings Funds Trust (open-end investment company advised by Barings); and Trustee (2015-2017) Forward Funds (open-end investment company).

David M. Mihalick** (49) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2020	Head of U.S. Public Fixed Income (since 2019), Head of U.S. High Yield (since 2017), Member of Global High Yield Allocation Committee (since 2017), Barings LLC.	3	Director (since 2020), Barings BDC, Inc. (business development company advised by Barings); Director (since 2021), Barings Capital Investment Corporation (business development company advised by Barings); and Trustee (2020-2021), Barings Funds Trust (open-end investment company advised by Barings).

*	Dr. Harris became a director of MassMutual Life Insurance Company, the parent of Barings LLC, in February 2022, in connection with which he was deemed to no longer be an Independent Trustee of the Board.
**	Interested Trustee due to affiliations with Barings LLC.

Barings Global Short Duration High Yield Fund 2021 Annual Report

INDEPENDENT TRUSTEES

NAME (AGE), ADDRESS	POSITION(S) WITH THE FUND	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Mark F. Mulhern (62) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2021	Executive Vice President and Chief Financial Officer (2014-2021), Highwood Properties, Inc.	4	Director (since 2016 (Triangle Capital), Barings BDC, Inc. (business development company advised by Barings); Director (since 2020), Barings Capital Investment Corporation (business development company advised by Barings; Director (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Director (since 2020), Intercontinental Exchange (NYSE: ICE); Director (since 2020), ICE Mortgage Technology; Director (since 2015), McKim and Creed (engineering service firm); Director and Audit Committee member (2012-2014), Highwood Properties (real estate investment trust); and Director (2015-2017), Azure MLP (midstream oil and gas).

Thomas W. Okel (59) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee, Chairman	Trustee since 2012	Executive Director (2011-2019), Catawba Lands Conservancy; and Global Head of Syndicated Capital Markets (1989-2010), Bank of America Merrill Lynch.	4	Director (since 2018), Barings BDC, Inc. (business development company advised by Barings); Director (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Director (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Trustee (since 2015), Horizon Funds (mutual fund complex); and Trustee (2013-2021), Barings Funds Trust (open-end investment company advised by Barings).

Jill Olmstead (57) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2021	Chief Human Resources Officer, (since 2018), LendingTree, Inc.; Founding Partner (2010-2018), Spivey & Olmstead, LLC (talent and leadership consulting firm).	4	Director (since 2018), Barings BDC, Inc. (business development company advised by Barings); Director (since 2020), Barings Capital Investment Corporation (business development company advised by Barings; and Director (since May 2021), Barings Private Credit Corporation (business development company advised by Barings)

Barings Global Short Duration High Yield Fund 2021 Annual Report

OFFICERS OF THE FUND

NAME (AGE), ADDRESS	POSITION(S) WITH THE FUND	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS

Sean Feeley (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2017	Vice President (2012-2017) of the Fund; Managing Director (since 2003), Barings; Vice President (since 2011), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); and Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Elizabeth Murray (44) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer	Since 2021	Treasurer (2020-2021) of the Fund; Managing Director (since 2020), Director (2018-2020), Barings; Principal Accounting Officer (since 2020), Director of External Reporting (2018-2020), Barings BDC, Inc. (business development company advised by Barings); Principal Accounting Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Principal Accounting Officer (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Principal Accounting Officer (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Controller (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Treasurer (2020-2021), Barings Funds Trust (open-end investment company advised by Barings); and Vice President of Financial Reporting (2012-2018), Triangle Capital Corporation.

Christopher Hanscom (39) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Treasurer	Since 2021	Director (since 2018), Associate Director (2015-2018), Analyst (2005-2015), Barings; Treasurer (since 2017), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); and Assistant Controller (since 2020), CI Subsidiary Trust and PI Subsidiary Trust.

Scott Roth (51) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2012	Managing Director (since 2010), Director (2002-2010), Barings.

Michael Cowart (39) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since 2020	Managing Director (since April 2021), Director (2018-2021), Barings; Chief Compliance Officer (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Compliance Officer (since 2020), Barings BDC, Inc. (business development company advised by Barings); Chief Compliance Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Chief Compliance Officer (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Chief Compliance Officer (since 2019), Barings Securities LLC; Chief Compliance Officer (2020-2021), Barings Funds Trust (open-end investment company advised by Barings); and Assistant General Counsel (2016-2018), LPL Financial (independent broker-dealer).

Barings Global Short Duration High Yield Fund 2021 Annual Report

OFFICERS OF THE FUND (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE FUND	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS

Jill Dinerman (45) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President and Chief Legal Officer	Since 2020	Secretary (2020-2021), Assistant Secretary (2019-2020), of the Fund; Global Head of Legal and General Counsel (since 2020), Managing Director (since 2016), Associate General Counsel and Corporate Secretary (2018-2020), Senior Counsel (2016-2018), Counsel and Director (2011-2016), Barings; Chief Legal Officer (since 2020), Secretary (July 2020-October 2020), Assistant Secretary (2019-2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Legal Officer (since 2020), Assistant Secretary (2019-2020), Barings BDC, Inc. (business development company advised by Barings); Chief Legal Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Chief Legal Officer (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Secretary (since 2018), Barings Securities LLC; Chief Legal Officer (since 2020), Barings BDC Finance I LLC; Chief Legal Officer (since 2020), Barings BDC Senior Funding I LLC; Non-Executive Director (since 2018), Baring International Investment Limited; Non-Executive Director (since May 2021), Baring Asset Management Limited; Non-Executive Director (since May 2021), Baring Investment Services Limited; Non-Executive Director (since May 2021), Barings (U.K.) Limited; Non-Executive Director (since May 2021), Barings Europe Limited; and Vice President, Secretary and Chief Legal Officer (2020-2021), Assistant Secretary (2019-2020), Barings Funds Trust (open-end investment company advised by Barings).

Ashlee Steinnerd (40) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Secretary	Since 2021	Head of Regulatory and Registered Funds (since 2021), Director (since 2019), Barings; Secretary (since 2020), Barings BDC, Inc. (business development company advised by Barings; Secretary (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Secretary (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Secretary (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; and Senior Counsel (2011-2019), Securities and Exchange Commission.

Alexandra Pacini (29) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Assistant Secretary	Since 2020	Associate Director (since 2021), Analyst (2017-2021), Barings; Assistant Secretary (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Assistant Secretary (since 2020), Barings BDC, Inc. (business development company advised by Barings); Assistant Secretary (since 2021), Barings Capital Investment Corporation (business development company advised by Barings); Assistant Secretary (since 2021), Barings Private Credit Corporation (business development company advised by Barings); Assistant Secretary (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Assistant Secretary (2020-2021), Barings Funds Trust (open-end investment company advised by Barings); and Legal Clerk (2015-2017), Bryan Cave LLP (law firm).

Barings Global Short Duration High Yield Fund 2021 Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

AND SUB-ADVISORY AGREEMENT

The Investment Company Act of 1940 (the “1940 Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of Barings Global Short Duration High Yield Fund (the “Fund”), as defined under the 1940 Act (the “Independent Trustees”), voting separately, annually approve the continuation of the Investment Management Agreement (the “Management Agreement”) between the Fund and Barings LLC (“Barings”) and the Sub-Advisory Agreement between Barings and Baring International Investment Limited (“BIIL Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”). The Trustees considered matters bearing on the Fund and the Agreements at their meetings throughout the year, including a review of the Fund’s performance at each regular meeting. In addition, the Trustees met at a virtual meeting held on August 13, 2021 (the “Meeting”) for the specific purpose of considering whether to approve the Agreements for the Fund. The Trustees’ review process and considerations in approving the Agreements are summarized below.

Prior to the Meeting, the Trustees requested and received from Morgan, Lewis & Bockius LLP, independent legal counsel to the Independent Trustees, a memorandum describing the Trustees’ legal responsibilities in connection with their review and approval of the Agreements. The Independent Trustees met prior to the August Board meeting with independent legal counsel to discuss their duties, the memorandum and the Agreements. The Trustees also requested and received from Barings extensive written and oral information regarding various matters including, but not limited to: the principal terms of the Agreements; Barings and its personnel; the Fund’s investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Fund; the financial strength of Barings; the Fund’s fee and expense information, including comparative fee and expense information; the profitability of the advisory arrangement to Barings; and the “fallout” benefits to Barings resulting from the Agreements.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board and not the result of any single issue. Some of the more significant factors that influenced the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the Board’s review of the Agreements is the result of ongoing review and discussion, rather than a single discussion. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements throughout the year and in prior years.

The Trustees considered the terms of the Agreements, including the scope of the advisory and non-advisory services provided under the Agreements or otherwise. In evaluating the nature, scope and quality of the services provided by Barings and BIIL, the Trustees considered the specific responsibilities of Barings and BIIL in the day-to-day management of the Fund, the qualifications, experience and responsibilities of the portfolio managers and other key personnel that are involved in the day-to-day management of the Fund, the ability of Barings and BIIL to attract and retain high-quality personnel, and the organizational depth and stability of Barings and BIIL. The Trustees also considered the trading capabilities of Barings and BIIL.

Based on information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and Barings, the Trustees reviewed the Fund’s net total return investment performance, as well as the performance of peer groups of funds, over various time periods. The net total return performance of the Fund ranked in the 3rd quintile of its Broadridge performance universe for the one-year and 5-year periods, and in the 5th quintile for the three-year period ended February 28, 2021 (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Trustees also reviewed the Fund’s performance in comparison to a custom peer group developed by Barings comprised of ten (including the Fund) high-yield closed-end funds that employ generally similar investment strategies and invest in the same asset classes as the Fund. Relative to the custom peer group, the net total return performance of the Fund ranked, respectively, 6th, 9th, and 5th out of ten funds for the one-year, three-year and five-year periods ended February 28, 2021. The Trustees felt that BGH’s ability to invest in senior secured loans, structured credit and non-U.S. securities required additional infrastructure and resources relative to peer funds using a pure high yield bond strategy. In the course of their deliberations, the Trustees also took into account information provided by Barings during investment review meetings conducted with portfolio management personnel during the course of the year. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with Barings’ and BIIL’s responses and efforts relating to investment performance.

Barings Global Short Duration High Yield Fund 2021 Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

AND SUB-ADVISORY AGREEMENT (CONTINUED)

The Trustees considered the investment management fee paid by the Fund to Barings pursuant to the Management Agreement. The Trustees noted that Barings (and not the Fund) pays BIIL, its sub-advisory fee under the BIIL Sub-Advisory Agreement. In assessing the reasonableness of the fee paid by the Fund under the Management Agreement, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio for the Fund’s shares as a percentage of net asset value and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the Broadridge data, the Fund’s effective management fee (which includes Barings’ advisory fee and Fund administration fees) and total expense ratio were each higher than the Broadridge expense group median for common and leverage assets. The Trustees also reviewed the Fund’s advisory fee and total expense ratio in comparison to a custom peer group developed by Barings comprised of ten (including the Fund) high-yield closed-end funds that employ generally similar investment strategies and invest in the same asset classes as the Fund. The Trustees considered that, according to the custom peer group data, the contractual advisory fee of the Fund ranked 2nd out of ten funds. The Trustees also reviewed materials provided by Barings describing fees paid by other similar accounts managed by Barings, noting that Barings typically charges higher fees on its global accounts than on accounts that are invested primarily in domestic securities.

The Board noted that, because the Fund is closed-end and does not continue to offer its securities, its size was relatively stable and it was unlikely that Barings would realize economies of scale from the Fund’s growth other than through capital gains and income. The Trustees reviewed information prepared by Barings regarding Barings’ costs of managing the Fund, and the profitability of the Management Agreement to Barings. In considering the profitability to Barings, the Board noted that BIIL is an affiliate of Barings and is paid by Barings, and, therefore, did not consider its profitability separately.

The Trustees also considered the character and amount of other incidental benefits received by Barings and BIIL. Additionally, the Trustees considered so-called “fall-out benefits” to Barings and BIIL, such as reputational value derived from serving as investment manager to the Fund. The Trustees also considered costs incurred by Barings in connection with the organization and initial offering of the Fund.

On the basis of the information provided, the Trustees concluded, within the context of their overall review of the Agreements, that the management fees charged to the Fund and the sub-advisory fee paid by Barings to BIIL represent reasonable compensation in light of the services being provided by Barings and BIIL to the Fund. Based on their evaluation of factors that they deemed material, including those factors described above, the Board of Trustees, including the Independent Trustees, concluded that the Fund’s Management Agreement with Barings and the BIIL Sub-Advisory Agreement should be continued for an additional one-year period through August 2022.

Barings Global Short Duration High Yield Fund 2021 Annual Report

FUND DIVIDEND REINVESTMENT PLAN

INDEPENDENT TRUSTEES

Jill Olmstead

Trustee

Mark F. Mulhern

Trustee

Thomas W. Okel

Trustee

OFFICERS

Sean Feeley

President

Elizabeth Murray

Chief Financial Officer

Christopher Hanscom

Treasurer

Scott Roth

Vice President

Michael Cowart

Chief Compliance Officer

Jill Dinerman

Vice President/Chief Legal Officer

Ashlee Steinnerd

Secretary

Alexandra Pacini

Assistant Secretary

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Barings Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

Barings Global Short Duration High Yield Fund 2021 Annual Report

JOINT PRIVACY NOTICE OF BARINGS MANAGEMENT LLC AND

BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Advisers (Japan) KK; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

∎	Applications or other forms, interviews, or by other means;

∎	Consumer or other reporting agencies, government agencies, employers or others;

∎	Your transactions with us, our affiliates, or others; and

∎	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

December 2021

Item 2. Code of Ethics.

The Registrant adopted a Code of Ethics for Senior Financials Officers (the “Code”) on October 17, 2012, which is available on the Registrant’s website at www.barings.com/bgh. During the period covered by this Form N-CSR, there were no material amendments to, or waivers from, the code.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Mr. Mark F. Mulhern, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Mulhern is “independent” for purposes of this Item 3 as required by applicable regulation.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged Deloitte & Touche LLP (“Deloitte”) as its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years by Deloitte.

Fees Billed to the Registrant:

	Deloitte Year Ended December 31, 2021	Deloitte Year Ended December 31, 2020
Audit Fees	$75,500	$74,550
Audit-Related Fees	0	0
Tax Fees	12,760	12,572
All Other Fees	0	0

Total Fees	$88,260	$87,122

Non-Audit Fees Billed to Barings and MassMutual:

	Deloitte Year Ended December 31, 2021	Deloitte Year Ended December 31, 2020
Audit-Related Fees	$5,724,864	$5.966,673
Tax Fees	2,167,529	3,526,367
All Other Fees	3,108,057	3,645,524

Total Fees	$11,000,450	$13,138,564

The category “Audit Fees” refers to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category “Audit-Related Fees” reflects fees billed by Deloitte for various non-audit and non-tax services rendered to the Registrant and Barings and MassMutual, such as a SOC–1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte for consulting rendered to the Registrant, Barings and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant’s Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant’s principal accountant. During 2021, the Registrant’s Audit Committee approved all of the services rendered to the Registrant by Deloitte and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by Deloitte for 2021 and 2020 for the Registrant and for the non-audit services provided to Barings, and Barings’ parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

The 2020 fees billed represent final 2020 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant’s 2021 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant’s 2021 Annual Form N-CSR but are now properly included in the 2021 fees billed to the Registrant, Barings and MassMutual.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as “independent” Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant’s website, www.barings.com/bgh, and (2) without charge, upon request, by calling, toll-free 1-866-399-1516. The current members of the Audit Committee are Mr. Mark F. Mulhern, Mr. Thomas W. Okel and Ms. Jill E. Olmstead.

Item 6. Investments.

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Board of Trustees has delegated proxy voting responsibilities relating to the voting securities held by the Registrant to its investment adviser, Barings LLC (“Barings”). A summary of Barings’ proxy voting policies and procedures are set forth below.

Summary of Barings’ Global Proxy Voting Policy:

Barings understands that the voting of proxies is an integral part of its investment management responsibilities and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner believed by Barings to best pursue a client’s investment objectives). To implement this general principle, Barings engages a proxy service provider (“Service Provider”) that is responsible for processing and maintaining records of proxy votes. In addition, the Service Provider, a recognized authority on proxy voting and corporate governance, provides research and recommendations (including environmental, social and governance topics) on proxies to Barings as its research provider (the “Research Provider”). It is Barings’ Global Proxy Voting Policy to generally vote all Client proxies for which it has proxy voting discretion in accordance with the recommendations of the Research Provider or with the Research Provider’s proxy voting guidelines (“Guidelines”), in absence of a recommendation. In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there are times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines. Barings can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate. The procedures set forth in the Global Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (“Material Conflict”). For purposes of the Global Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or a Barings associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Barings’ Proxy Voting Procedures:

Typically, Barings will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendations or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Global Proxy Voting Policy or (ii) an authorized investment person or designee (a “Proxy Analyst”) determines that it is in the client’s best interests to vote against the Research Provider’s recommendations or Guidelines. In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Team will vote the proxy in accordance with the Proxy Analyst’s recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation; and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Team. If a Material Conflict is identified by a Proxy Analyst or the Proxy Team, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

No associate, officer, director or board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Global Proxy Voting Policy) can influence how Barings votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict. Pre-vote communications with proxy solicitors are prohibited. In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Barings’ Chief Compliance Officer prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Barings’ Chief Compliance Officer.

Investment management agreements generally delegate the authority to vote proxies to Barings in accordance with Barings’ Global Proxy Voting Policy. In the event an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the client as to their voting preference. However, when the client does not provide written instructions as to their voting preferences, Barings will assume proxy voting responsibilities. In the event that a client makes a written request regarding voting, Barings will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy

Clients can obtain a copy of Barings’ Proxy Voting Policy and information about how Barings voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Barings LLC, 300 South Tryon Street, Suite 2500, Charlotte, NC 28202, or calling toll-free, 1-877-766-0014.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Sean Feeley serves as President of the Registrant (since 2017) and was formerly a Vice President (from 2012-2017). Mr. Feeley is a portfolio manager for Barings’ U.S. High Yield Investments Group. He is also a member of the firm’s U.S. High Yield Investment Committee and the Global High Yield Allocation Committee. Mr. Feeley is responsible for the portfolio management of various high yield bond total return strategies. He also currently serves as a Vice President of Barings Corporate Investors and Barings Participation Investors, both closed-end investment companies managed by Barings. Mr. Feeley has worked in the industry since 1996 and his experience has encompassed the credit market across a variety of industries. Prior to joining Barings in 2003, he worked at Cigna Investment Management in project finance and at Credit Suisse, where he worked in the leveraged finance group. Mr. Feeley holds a B.S. from Canisius College (magna cum laude) and an M.B.A. from Cornell University. He is a Certified Public Accountant (inactive) and member of the CFA Institute.

PORTFOLIO MANAGEMENT TEAM. Mr. Feeley has primary responsibility for overseeing the investments of the Registrant’s portfolio, with the day-to-day investment management responsibility of the Registrant’s portfolio being shared with the following Barings and Baring Investment Services Limited investment professionals (together with the Portfolio Manager, the “Portfolio Team”).

Scott Roth serves as a Vice President of the Registrant (since 2012). Mr. Roth is a member of Barings’ U.S. High Yield Investments Group and the U.S. High Yield Investment Committee. His responsibilities include portfolio management for various high yield bond total return strategies. Mr. Roth has worked in the industry since 1993 and his experience has encompassed fund management, underwriting, leveraged loans and high yield. Prior to joining Barings in 2002, he was a vice president at Webster Bank and was a high yield analyst at Tower Square Capital Management. H also served as an underwriter at Chubb Insurance Company. Mr. Roth holds a B.B.A. from Western Michigan University, an M.B.A. from the Ross School of Business at University of Michigan and is a member of the CFA Institute.

Craig Abouchar is a member of Barings’ European High Yield Investments Group and the European High Yield Investment Committee. He is a lead portfolio manager for the firm’s European High Yield Bond business and he is responsible for the portfolio management of numerous strategies. Mr. Abouchar has worked in the industry since 1994 and his experience has encompassed a focus on below-investment grade assets across all investment types and geographic markets. Prior to joining Baring Investment Services Limited (“BISL”), affiliate of Baring International Investments Limited (“BIIL”), in 2016, he was Co-CEO, Europe of Castle Hill Asset Management. Prior to Castle Hill, Mr. Abouchar was a portfolio manager at Ignis Investment Management. He was also previously the chairman of the board of directors for the European High Yield Association. He earned a B.B.A. in Finance from Emory University and an M.B.A. in Finance and International Business from Columbia University.

Chris Sawyer is a member of Barings’ European High Yield Investment Group and the firm’s European High Yield Investment Committee. Mr. Sawyer is responsible for the portfolio management of several high yield strategies and also manages the firm’s European high yield trading operations. He joined BISL in 2005. Prior to joining the trading team in 2008, Mr. Sawyer was a member of the portfolio monitoring team where he was responsible for the performance analysis of individual portfolio assets. Mr. Sawyer holds a B.Sc. in Economics and Business Finance from Brunel University.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGEMENT TEAM.

PORTFOLIO ADVISORY TEAM (A) (B)	ACCOUNT CATEGORY	TOTAL NUMBER OF ACCOUNTS	APPROXIMATE TOTAL ASSET SIZE (A) (B)	NUMBER OF ACCOUNTS WITH PERFORMANCE- BASED ADVISORY FEE	APPROXIMATE ASSET SIZE OF PERFORMANCE- BASED FEE ACCOUNTS
Sean Feeley	Registered Investment Companies	5	$1,198	0	N/A
	Other Pooled Investment Vehicles	9	$3,932	0	N/A
	Other Accounts	26	$4,658	0	N/A
Craig Abouchar	Registered Investment Companies	0	$0	0	N/A
	Other Pooled Investment Vehicles	7	$5,935	0	N/A
	Other Accounts	12	$3,678	0	N/A
Scott Roth	Registered Investment Companies	5	$816	0	N/A
	Other Pooled Investment Vehicles	12	$6,167	0	N/A
	Other Accounts	26	$3,689	0	N/A
Chris Sawyer	Registered Investment Companies	6	$615	0	N/A
	Other Pooled Investment Vehicles	14	$18,446	0	N/A
	Other Accounts	9	$1,464	0	N/A

(A)	Account asset size has been calculated as of December 31, 2021.

(B)	Asset size in millions.

MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Barings and/or an affiliate has an investment in one or more of such accounts. Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates: From time to time, Barings or its affiliates, including MassMutual and its affiliates acts as principal, buys securities or other investments for itself from or sells securities or other investments it owns to its advisory clients. Likewise, Barings can either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Barings has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it has an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address the conflicts of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: For some of its advisory clients, Barings can affect cross-trades whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Barings can also affect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Barings is entitled to earn a performance fee. When Barings effects cross-trades there is an inherent conflict of interest since Barings has an incentive to favor the advisory client or fund in which it or its affiliate has an ownership or economic interest and/or is entitled to a performance fee. In order to address this conflict of interest, cross trades involving advisory client accounts are required to comply with Barings Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any affiliated transactions is consistent with all applicable regulatory requirements governing such transactions and with Barings’ fiduciary obligations to the clients involved in any such transactions.

Loan Origination Transactions: While Barings or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) can act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans are purchased by Barings advisory clients during or after the original syndication. Barings advisory clients purchase such loans directly from Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) or from other members of the lending syndicate. In connection with such loan originations, Barings or its affiliates, either directly or indirectly, receive underwriting, origination, or agent fees. As a result, Barings has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address the conflict of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Investments by Advisory Clients: Barings has the ability to invest client assets in securities or other investments that are also held by (i) Barings or its affiliates, including MassMutual, (ii) other Barings advisory accounts, (iii) funds or accounts in which Barings or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Barings or its affiliates. Barings also has the ability, on behalf of its advisory clients, to invest in the same or different securities or instruments of issuers in which (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Barings has a conflict of interest in connection with any such transaction since investments by its advisory clients can directly or indirectly benefit Barings and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Barings on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Barings or its affiliates can recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Barings or an affiliate, (ii) in which Barings, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Barings or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Barings has a conflict of interest in connection with any such recommendation since it has an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Barings or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Barings advised fund or other investment company will be consistent with Barings’ fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. In certain limited circumstances, Barings offers to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Barings permits certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Barings or its affiliates and/or share in the performance fees received by Barings from such funds. If the portfolio manager or other eligible employee was responsible for both the portfolio management of the private fund and other Barings advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person has an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance fees received from such fund. To address the conflicts of interest, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory account. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy.

Management of Multiple Accounts: As noted above, Barings’ portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Barings and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts are heightened to the extent a portfolio manager is responsible for managing a proprietary account for Barings or its affiliates or where the portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity is suitable for more than one account managed by Barings but is not available in sufficient quantities for all accounts to participate fully. Similarly, there can be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Barings or its affiliates a performance-based fee or the portfolio manager, Barings or an affiliate has an ownership or other economic interest in the account. As noted above, Barings also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts sometimes co-invest jointly and concurrently with Barings’ other advisory clients and therefore share in the allocation of such investment opportunities. To address the conflicts of interest associated with the allocation of trading and investment opportunities, Barings has adopted a Global Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts, which are summarized below under Item 12 – Brokerage Practices, Global Investment Allocation Policy. In addition, as noted above, to address the conflicts, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory accounts. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker or dealer selection. Barings and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could cause a favored account to “front run” an account’s trade or sell short a security for an account immediately prior to another account’s sale of that security. To address these conflicts, Barings has adopted policies and procedures, including a Global Short Sale Policy, which ensures that the use of short sales by Barings is consistent with Barings’ fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular account as a result of the ownership or economic interest of Barings, its affiliates or employees and a Global Code of Ethics Policy.

Trade Errors: Potential material conflicts of interest also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Barings from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Barings purchasing assets not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Barings purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Barings purchasing or selling assets for, or allocating assets to, the wrong client account. When correcting these errors, conflicts of interest between Barings and its advisory accounts arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address the conflicts, Barings has adopted a Global Client Account Errors Policy governing the resolution of trading errors and will follow the Global Client Account Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Barings’ interest.

Best Execution; Directed or Restricted Brokerage: With respect to securities and other transactions (including, but not limited to, derivatives transactions) for most of the accounts it manages, Barings determines which broker, dealer or other counterparty to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Barings manages certain accounts, however, for clients who limit its discretion with respect to the selection of counterparties or direct it to execute such client’s transactions through a particular counterparty. In these cases, trades for such an account in a particular security or other transaction can be placed separately from, rather than aggregated with, those in the same security or transaction for other accounts. Placing separate transaction orders for a security or transaction can temporarily affect the market price of the security or transaction or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Barings has adopted a Global Best Execution Policy and a Directed or Restricted Brokerage Policy which are summarized below under Item 12 –Brokerage Practices, Counterparty Selection/Recommendations and Directed/Restricted Brokerage.

As discussed above, Barings employees have the ability to trade in securities that are purchased, held and sold by or on behalf of Barings’ advisory clients, subject to a number of limitations. See above for a discussion of restrictions on employee personal securities transactions contained in Barings’ Global Code of Ethics.

Barings and its portfolio managers or employees have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION.

Barings (Investment Adviser):

Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms to ensure that Barings’ compensation is competitive with industry norms.

Base Salary

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Annual Bonus – Short Term Incentive (STI)

The annual bonus pool applies to all associates in the firm. Factors impacting the potential bonuses include but are not limited to: (i) investment performance of funds/accounts managed by a portfolio manager, (ii) financial performance of Barings, (iii) client satisfaction, and (iv) teamwork. STI is typically paid in February/March following the performance year for which the aware is based.

Long-Term Incentives (LTI)

Barings’ long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula including Barings’ overall earnings. A voluntary separation of service will result in a forfeiture of unvested LTI awards.

BIIL (Sub-Adviser):

The Sub-Adviser’s remuneration structure is designed to support and further BIIL’s business strategy, objectives, values and long-term interests. Packages aim to facilitate the retention of existing employees and attract high calibre new employees in order to achieve the best results for BIIL and its clients. As a result, packages offered should be competitive with those available to professionals working in London in relevant areas (including banking, private equity, asset management, corporate finance advisory, law, and accounting).

Remuneration Components:

Remuneration arrangements for employees currently comprise some or all of the following components:

(a) fixed salary;

(b) awards under the short-term incentive scheme (“STI”);

(c) awards under the long-term incentive scheme (“LTI”); and

(d) share of carried interest in certain funds (“Carried Interest”).

Fixed Salary:

All Employees receive a fixed salary, payable in monthly instalments. Fixed salaries are reviewed from time to time. Fixed salary for an earnings year is determined following the completion of the end-of-year appraisals for the previous year. Staff members are notified of any change to their fixed salary in February.

Short-Term Incentive Scheme:

All Employees are eligible to be considered for an STI award each year. While STI awards may be made in non-cash form, all awards have been made in cash to date. Similar to the US employees, awards to UK employees are determined following the completion of the end-of-year appraisals for the earnings year to which they correspond and are based on divisional and individual performance metrics, taking into account the profits generated by the firm.

Long-Term Incentive Scheme:

LTI awards are used to reward and retain employees that senior management consider are key to Barings’s business. All employees are eligible to be considered for an LTI award each year. Awards are based on performance measurement, taking into account the profits generated by the firm. LTI awards are entirely made in non-cash form.

BENEFICIAL OWNERSHIP. As of December 31, 2021, members of the Portfolio Management Team beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:
Sean Feeley	$100,001-$500,000
Craig Abouchar	None
Scott Roth	$10,001-$50,000
Chris Sawyer	None

*	Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable for this filing.

Item 11. Controls and Procedures.

(a)

The principal executive officer and the principal financial officer of the Registrant evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes to the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant’s second half year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

The Registrant has posted its Code of Ethics on its website at www.barings.com/bgh.

(a)	(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Filed herewith.

(a)

(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(a)	(4) CHANGES IN THE REGISTRANT’S INDEPENDENT PUBLIC ACCOUNTANT.

There was no change in the registrant’s independent public accountant for the fiscal year reported on this Form N-CSR.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Global Short Duration High Yield Fund

By (Signature and Title):	/s/ Sean Feeley
Sean Feeley, President

Date:	March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Sean Feeley
Sean Feeley, President

Date:	March 10, 2022

By (Signature and Title):	/s/ Elizabeth Murray
Elizabeth Murray, Chief Financial Officer

Date:	March 10, 2022